FOR SHAREHOLDERS OF
JANUS OLYMPUS FUND
                                                                    (JANUS LOGO)


                                                                  August 9, 2006

Dear Shareholder:

     The Board of Trustees for Janus Olympus Fund recently approved a proposal to merge the Fund into Janus Orion Fund. If the merger is approved by a shareholder vote, you will receive shares of Janus Orion Fund equivalent in dollar value to your shares in Janus Olympus Fund at the time of the merger.

     Janus Capital Management LLC's recommendation to merge these funds is based primarily on the funds' similarities. Both pursue companies demonstrating aggressive growth traits and rely on a go-anywhere approach to find them. We believe that merging them will allow you to maintain your exposure to high-growth areas of the market while also enabling you to potentially benefit from Janus Orion Fund's nondiversified investment strategy. Specifically, Portfolio Manager Ron Sachs believes this strategy is an enhanced approach to fundamental research and information analysis with regard to a particular company, which can be an important factor in balancing the risk and reward potential of each investment.

     The proposed merger also offers a number of other benefits to shareholders, including an equal or potentially lower expense ratio than the current expense ratio of the Fund, greater efficiency in terms of portfolio management and operations, and an impressive track record of performance. It's also noteworthy that the merger is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the merger. Additional details about the proposed merger are described in the enclosed Q&A and Proxy Statement/Prospectus.

     YOUR FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSED MERGER IS IN THE BEST INTEREST OF SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE MERGER.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;

     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE using the toll-free number listed in the proxy voting instructions; or

     - IN PERSON at the special shareholder meeting on October 2, 2006.

     Your vote is extremely important, so please read the enclosed Proxy Statement/ Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528.

     Thank you for your consideration of this important proposal. We value you as a shareholder and look forward to continuing our relationship with you.

                                          Sincerely,

                                          /s/ Gary D. black

                                          Gary D. Black
                                          Chief Executive Officer and
                                          Chief Investment Officer of
                                          Janus Capital Management LLC

                               JANUS OLYMPUS FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Board of Trustees of Janus Investment Fund (the "Trust"), has called a Special Meeting of Shareholders of Janus Olympus Fund ("Olympus Fund"), a series of the Trust, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 2, 2006, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote to approve an Agreement and Plan of Reorganization (the "Plan"), which provides for the merger of Olympus Fund into Janus Orion Fund ("Orion Fund") (the "Merger") and to transact such other business, if any, as may properly come before the Meeting.

     Any shareholder who owned shares of Olympus Fund as of the close of business on July 14, 2006 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting and at any adjournments or postponements thereof.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Olympus Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies (including broker non-votes and abstentions), in accordance with applicable law, in favor of adjournment if they determine additional solicitation is warranted and in the interests of Olympus Fund's shareholders.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN.

                                          By Order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          President and Chief Executive Officer,
                                          of
                                          Janus Investment Fund


August 9, 2006

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------
Corporate Account
  (1) ABC Corp.                               ABC Corp.
  (2) ABC Corp.                               John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer       John Doe
  (4) ABC Corp. Profit Sharing Plan           John Doe, Trustee
Trust Account
  (1) ABC Trust                               Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78     Jane B. Doe
Custodial or Estate Account
  (1) John B. Smith, Cust. f/b/o              John B. Smith
       John B. Smith, Jr. UGMA
  (2) Estate of John B. Smith                 John B. Smith, Jr., Executor

                           PROXY STATEMENT/PROSPECTUS

                                 AUGUST 9, 2006


                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                              JANUS OLYMPUS FUND,
                       A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 1-800-525-3713

            BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF
                               JANUS ORION FUND,
                       A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 1-800-525-3713

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Janus Olympus Fund in connection with a special meeting of shareholders to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 2, 2006, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting") to consider a proposal to approve an Agreement and Plan of Reorganization with respect to Janus Olympus Fund (the "Plan"). Pursuant to the Plan, all or substantially all of the assets of Janus Olympus Fund ("Olympus Fund") would be transferred to Janus Orion Fund ("Orion Fund," and collectively, the "Funds"), a Fund also managed by Janus Capital Management LLC ("Janus"), in exchange for shares of beneficial interest of Orion Fund and the assumption by Orion Fund of all of the liabilities of Olympus Fund, as described more fully below (the "Merger"). As a result of the proposed Merger, each shareholder of Olympus Fund will receive a number of full and fractional shares of Orion Fund equal in value to their holdings in Olympus Fund as of the closing date of the Merger. After the Merger is completed, Olympus Fund will be liquidated. The closing of the Merger (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Appendix A. The Merger is expected to occur on or about October 31, 2006 (the "Closing Date").

     Janus will remain the investment adviser of Orion Fund. Janus is responsible for the day-to-day management of Olympus Fund's and Orion Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. Janus, which as of June 30, 2006, sponsored 69 mutual funds with approximately $85.4 billion in mutual fund assets under management, is one of the larger mutual fund sponsors in the United States. The proposed Merger will offer shareholders continuity in portfolio management while giving them continued access to Janus' experience and resources in managing mutual funds.

     The Board of Trustees that oversees the Funds is soliciting proxies from shareholders of Olympus Fund for the Meeting. This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about August 11, 2006.


THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN.

     This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before voting on the Plan and thereby investing in Orion Fund as of the Closing. Orion Fund and Olympus Fund are each a series of Janus Investment Fund (the "Trust"), an open-end, registered management investment company organized as a Massachusetts business trust. Olympus Fund is a diversified series of the Trust and Orion Fund is a nondiversified series, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Both Funds have the same investment objective: to seek long-term growth of capital. The Prospectus of Orion Fund dated February 28, 2006, as supplemented, is enclosed and is considered part of this Proxy Statement/Prospectus. For more information about the investment objective, strategies, restrictions and risks of Orion Fund and Olympus Fund, see:

          (i) the Prospectus of Olympus Fund dated February 28, 2006, as supplemented;

          (ii) the Statement of Additional Information of Olympus Fund and Orion Fund dated February 28, 2006, as supplemented;

          (iii) the Annual Report of Olympus Fund and Orion Fund for the fiscal year ended October 31, 2005; and

          (iv) the unaudited Semiannual Report for Olympus Fund and Orion Fund for the fiscal period ended April 30, 2006.

     These documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. Olympus Fund's Prospectus, Annual Report, and Semiannual Report have previously been delivered to Olympus Fund shareholders. You can obtain free copies of any of the documents by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.

     No other parts of the Prospectus, Statement of Additional Information, Annual Report, or Semiannual Report are incorporated by reference.


     A Statement of Additional Information dated August 9, 2006 relating to the Merger has been filed with the SEC and is incorporated by reference in this Proxy Statement/Prospectus. You can obtain a free copy of that document by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.


     LIKE SHARES OF OLYMPUS FUND, SHARES OF ORION FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD

OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  I.  SYNOPSIS

     This Proxy Statement/Prospectus provides a brief overview of the key features and other matters typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed Merger. The description of the Merger is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS BEING PROPOSED?

A. The Board of Trustees of the Trust recommends that shareholders of Olympus Fund approve a Plan that authorizes the merger of Olympus Fund into Orion Fund. Each Fund is a series of the Trust and is managed by Janus. You are receiving this Proxy Statement/Prospectus because you have a right to vote on the Merger.

     If approved by shareholders, as of the Closing, Olympus Fund investors will receive shares of Orion Fund equivalent in dollar value to their shares in Olympus Fund at the time of the Merger. Specifically, all of the assets of Olympus Fund will be transferred to Orion Fund solely in exchange for shares of Orion Fund with a value equal to the value of Olympus Fund's assets net of liabilities, and for the assumption by Orion Fund of all liabilities of Olympus Fund. Immediately following the transfer, the shares of Orion Fund received by Olympus Fund will be distributed pro-rata to each Olympus Fund shareholder of record as of the Closing Date (on or about October 31, 2006). Olympus Fund would then be liquidated. The Merger is conditional upon receipt of an opinion of counsel that the Merger qualifies as a tax-free reorganization.

Q.   WHY IS THE MERGER IN THE BEST INTEREST OF FUND SHAREHOLDERS?

A. The Board of Trustees concluded that the Merger is in the best interest of Olympus Fund shareholders based on the following factors, among others:

     - The Funds have the same investment objectives as well as strategies and risks that are comparable in many respects, and some overlap in portfolio holdings. Both pursue companies demonstrating aggressive growth traits and rely on a go-anywhere approach to find them. Merging the two Funds should therefore allow you to maintain your exposure to high-growth areas of the market while also enabling you to potentially benefit from Orion Fund's nondiversified investment strategy. Specifically, Portfolio Manager Ron Sachs believes this strategy is an enhanced approach to fundamental research and information analysis with regard to a particular company, which can be an important factor in balancing the risk and reward potential of each investment.

     - It is anticipated that the elimination of some duplicative expenses may result in an expense ratio that is equal to or lower than the current expense ratio of either Fund.

     - There should be greater efficiency, in terms of portfolio management and operations, of managing a single Fund rather than two separate Funds.

     - The proposed Merger is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a result.

Q.   WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

A. At a meeting held on July 5, 2006, the Board of Trustees determined that the Merger is in the best interests of Olympus Fund and its shareholders. See "Reasons for the Merger" below for further information on the considerations taken by the Board of Trustees regarding the Merger.

     THE BOARD OF TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PLAN.

Q.   DO THE FUNDS HAVE THE SAME INVESTMENT OBJECTIVE?

A. Yes. Both Funds have the same investment objective of seeking long-term growth of capital and each may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Q. WHAT ARE THE PRIMARY DIFFERENCES IN INVESTMENT STRATEGIES AND RISKS OF THE FUNDS?

A. The primary differences relate to the number of holdings, exposure to small and mid-sized companies versus large capitalization companies, diversification, and foreign exposure. Orion Fund invests in a smaller number of companies than Olympus Fund, and has historically had more exposure to small to mid-sized companies and foreign markets (including emerging markets) than Olympus Fund.

     - Number of Holdings. Although the Funds have the same investment objective, Orion Fund pursues its objective by normally investing primarily in a core group of 20-30 stocks while Olympus Fund has historically invested in a broader range of stocks.

     - Capitalization. As of June 30, 2006, Olympus Fund had 44.9% of its net assets invested in large companies (companies with capitalization of over $10 billion), and 19.2% of its net assets invested in small to mid-sized companies (companies with capitalization of $1 to $5 billion); Orion Fund had 26.3% of its net assets invested in large companies and 53.7% of its net assets invested in small to mid-sized companies. Orion Fund's investments in small to mid-sized companies may be more volatile and somewhat more speculative than Olympus Fund's investments in larger or more established companies.

     - Diversification. Olympus Fund is classified as "diversified" while Orion Fund is classified as "nondiversified." This means that Orion Fund has the ability to take larger positions in a smaller number of issuers than Olympus Fund. This gives Orion Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager, but it may add more risk because the price movement of a single stock may have a greater impact on a Fund's net asset value.

     - Foreign Exposure. As of June 30, 2006, Olympus Fund had 23.7% of its assets invested in foreign stocks, of which 3.0% were in emerging markets, while Orion Fund had 37.1% of its assets invested in foreign stocks, of which 20.6% were in emerging markets. Due to its potential higher exposure to foreign markets, Orion Fund's returns and net asset value may be affected to a greater extent than Olympus Fund's economic or political events in a given country or countries.

     - Benchmarks. Olympus Fund benchmarks its performance against the Russell 1000(R) Growth Index, while Orion Fund benchmarks against the Russell 3000(R) Growth Index, as this index reflects greater exposure to a broader universe of companies.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies and Restrictions."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?

A. As of June 30, 2006, Orion Fund's net assets were $1.0 billion and Olympus Fund's net assets were $2.2 billion. The asset size of each Fund fluctuates on a daily basis and the asset size of Orion Fund after the Merger may be larger or smaller than the combined assets of the Funds as of June 30.

Q. WILL THE PROPOSED MERGER RESULT IN HIGHER INVESTMENT ADVISORY FEES OR OTHER FUND EXPENSES?

A. No. The investment advisory fee for Olympus Fund and Orion Fund are the same, 0.64% per annum of average net assets. The projected total expense ratio of Orion Fund (following completion of the Merger) is expected to be equal to or lower than the current expense ratio of Olympus Fund. Pro forma fee, expense, and financial information is included in the Proxy Statement/ Prospectus.

Q.   WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED MERGER?

A. The Merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Merger. As a result of the Merger, however, Olympus Fund and/or Orion Fund may lose the benefit of a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Merger, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, you may receive a distribution of ordinary income or capital gains as a result of the normal operations of Olympus Fund.

Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CHANGE?

A. No. Janus manages Olympus Fund and Orion Fund. The custodian, transfer agent, and distributor are the same for both Funds. Purchase, exchange, and redemption privileges are the same for both Funds. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q. CAN I STILL ADD TO MY EXISTING OLYMPUS FUND ACCOUNT WHEN IT CLOSES TO NEW INVESTORS ON JULY 14TH?

A. Yes. Olympus Fund shareholders as of July 14, 2006 may continue to make subsequent investments until at least the date of shareholder approval (anticipated on October 2, 2006). However, the Fund has been closed to new investors as of July 14, 2006.

Q.   WHAT HAPPENS IF THE MERGER IS NOT APPROVED?

A. Any shares you held in Olympus Fund would remain Olympus Fund shares. Olympus Fund and Orion Fund would each continue to operate separately and the Board of Trustees would determine what further action, if any, to take.

Q. WILL EITHER FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THE PROPOSED MERGER?

A.   No. Janus will bear those costs.

Q.   WHEN WILL THE MERGER TAKE PLACE?

A. If approved, the Merger will occur on or about October 31, 2006, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Merger, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER JANUS FUND PRIOR TO THE MERGER?

A. You may exchange your shares into other Janus funds before the Closing Date (on or about October 31, 2006) by calling 1-800-525-3713, visiting www.janus.com, or contacting your financial intermediary. If you choose to exchange your Olympus Fund shares for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an IRA.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?

A. You are entitled to one vote for each whole or fractional dollar value of the net asset value of Olympus Fund shares held in your name on July 14, 2006 (the "Record Date"). Shareholders of record of Olympus Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Merger.

Q.   HOW CAN I VOTE MY SHARES?

A.   You can vote in any one of four ways:

     - By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;

     - Through the Internet by going to the website listed on your proxy card;

     - By telephone using the toll-free number listed on your proxy card; or

     - In person, by attending the Special Meeting of Shareholders on October 2, 2006 (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   IF I VOTE MY PROXY NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of Olympus Fund at 151 Detroit Street, Denver, Colorado 80206; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the Merger.

Q.   WHAT IS THE REQUIRED VOTE TO APPROVE THE MERGER?

A. Approval of the Merger will require the affirmative vote of a "majority of the outstanding voting securities" of Olympus Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/ PROSPECTUS?

A. Please call D.F. King & Co., Inc., your Fund's information agent (proxy solicitor), at 1-800-628-8528.

INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

     This section will help you compare the investment objectives, main investment strategies and restrictions of Olympus Fund and Orion Fund. Please note that this is only a brief discussion. Information contained in the Proxy Statement/Prospectus is qualified by the more complete information contained in the Funds' Prospectuses, which are incorporated by reference.

     The Funds are each managed by Janus. The Funds have the same investment objective of long-term growth of capital. The Funds have substantially similar principal investment strategies. The primary differences in the investment strategies relate to the number of holdings, exposure to small and mid-sized companies versus large capitalization companies, foreign exposure, and diversification. There is no assurance that a Fund will achieve its stated objective.

     Number of Holdings. Each Fund pursues its investment objective by normally investing primarily in common stocks selected for their growth potential and each may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Each Fund is categorized by Lipper Inc. ("Lipper") in Lipper's Multi-Cap Growth Fund category. Each Fund limits its high-yield/high-risk bonds to 35% or less of its net assets. Orion Fund, however, normally invests primarily in a group of 20 to 30 domestic and foreign common stocks whereas Olympus Fund's strategy does not normally concentrate its number of holdings. As of June 30, 2006, Olympus Fund held stocks of 69 companies, while Orion Fund held stocks of 47 companies. Of these holdings, 16 securities were held by both Funds, comprising approximately 27.8% and 40.2% of Olympus Fund's and Orion Fund's total market value, respectively.

     Capitalization Exposure. As of June 30, 2006, 44.9% and 26.3% of Olympus Fund's and Orion Fund's net assets, respectively, were invested in large companies with capitalizations of greater than $10 billion. Also as of June 30, 2006, 19.2% and 53.7% of Olympus Fund's and Orion Fund's net assets, respectively, were invested in small to mid-sized companies with capitalizations between $1 to $5 billion.

     Foreign Exposure. Although each Fund may invest in companies anywhere in the world, including companies in emerging markets, Orion Fund has historically invested a higher percentage of its assets in foreign companies than Olympus Fund, including companies in emerging markets. As of June 30, 2006, Olympus Fund had 23.7% of its assets invested in foreign stocks, of which 3.0% were in emerging markets, while Orion Fund had 37.1% of its assets invested in foreign stocks, of which 20.6% were in emerging markets.

     Diversification. Olympus Fund is classified as "diversified," while Orion Fund is classified as "nondiversified." As a nondiversified fund, Orion Fund may hold larger positions in a smaller number of securities than a fund that is classified as "diversified," such as Olympus Fund. With respect to 75% of its total assets, Olympus Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of Olympus Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by Olympus Fund. Orion Fund is not subject to that restriction. As of June 30, 2006, 5.15% of the net assets of Olympus Fund were invested in a single company, while 7.55% of the net assets of Orion Fund were invested in a single company. Each Fund's portfolio holdings are available on Janus' website (www.janus.com) monthly with a 30-day lag.

     Portfolio Turnover. During the fiscal year ended October 31, 2005 and the six-month period ended April 30, 2006, Olympus Fund had a portfolio turnover rate of 119% and 98%, respectively, while Orion Fund had a portfolio turnover rate of 68% and 54%, respectively. As a reference point, a portfolio turnover rate of 100% would mean that a portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates may occur due to market conditions, changes in the size of a portfolio, the nature of a portfolio's investments, and the investment style and/or outlook of the investment personnel. Portfolio turnover in Orion Fund may increase for a period of time following completion of the proposed Merger as a result of any portfolio rebalancing by the portfolio manager.

     Fundamental and non-fundamental investment restrictions of the Funds are substantially similar. A description of each of these investment restrictions is included as Appendix B.

COMPARISON OF FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in Olympus Fund and Orion Fund, and show the projected ("pro forma") estimated fees and expenses of Orion Fund, assuming consummation of the Merger as of October 31, 2005. Fees and expenses shown for Olympus Fund and Orion Fund were determined based on each Fund's net assets as of the fiscal year ended October 31, 2005. THE FUNDS WILL NOT PAY ANY FEES IN CONNECTION WITH THE PROPOSED MERGER.

     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servic-ing, accounting, and other services. You do not pay these fees directly but, as the examples below show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charges........................................  None
Redemption fee (as a % of amount redeemed)...........  None(1)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           TOTAL ANNUAL
                                                               FUND
                                   MANAGEMENT    OTHER      OPERATING
                                      FEE       EXPENSES     EXPENSES
                                   ----------   --------   ------------
Janus Olympus Fund...............    0.64%       0.33%        0.97%
Janus Orion Fund.................    0.64%       0.38%        1.02%
Janus Orion Fund (Pro forma
  combined, assuming consummation
  of the Merger).................    0.64%       0.33%(2)     0.97%

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Funds and in the combined Fund (assuming consummation of the Merger) on a pro forma basis. The examples assume that you invest $10,000 in each Fund and in Orion Fund after the Merger for the time periods indicated, you reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Janus Olympus Fund............   $ 99     $309      $536      $1,190
Janus Orion Fund..............   $104     $325      $563      $1,248
Janus Orion Fund (Pro forma
  combined, assuming
  consummation of the
  Merger).....................   $ 99     $309      $536      $1,190

---------------

(1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire.

(2) Other expenses are estimated, accounting for the effect of the proposed Merger.

COMPARISON OF PERFORMANCE OF OLYMPUS FUND AND ORION FUND

     The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables following the charts show how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Olympus Fund's performance is compared to the Russell 1000(R) Growth Index. Orion Fund's performance is compared to the Russell 3000(R) Growth Index. It is expected that Orion Fund will continue to compare its performance to the Russell 3000(R) Growth Index after the proposed Merger. The S&P 500(R) Index is a secondary benchmark index for both Funds. The indices are not available for direct investment. The performance of the Funds and the indices varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

  OLYMPUS FUND

      Annual returns for periods ended 12/31
              21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%  14.21%
               1996    1997    1998    1999      2000      2001      2002     2003   2004   2005

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%

     2006 Total Return through June 30: (2.54)%

  ORION FUND

      Annual returns for periods ended 12/31
                                              (14.69)%  (29.77)%  43.81%  14.90%  20.93%
                                                2001      2002     2003    2004   2005

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%

     2006 Total Return through June 30: 7.68%

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/05

                                                                      SINCE
                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)
                                     ------   -------   --------   ------------
OLYMPUS FUND
  Return Before Taxes..............  14.21%    (4.42)%   11.72%       11.72%
  Return After Taxes on
     Distributions.................  14.21%    (4.45)%   11.36%       11.35%
  Return After Taxes on
     Distributions and Sale of Fund
     Shares(2).....................   9.24%    (3.72)%   10.33%       10.33%
Russell 1000(R) Growth Index(3)....   5.26%    (3.58)%    6.73%        6.73%
  (reflects no deduction for
  expenses, fees, or taxes)
S&P 500(R) Index(4)................   4.91%     0.54%     9.07%        9.07%
  (reflects no deduction for
  expenses, fees, or taxes)
ORION FUND
  Return Before Taxes..............  20.93%     3.67%      N/A        (3.08)%
  Return After Taxes on
     Distributions.................  20.71%     3.63%      N/A        (3.13)%
  Return After Taxes on
     Distributions and Sale of Fund
     Shares(2).....................  13.70%     3.13%      N/A        (2.62)%
Russell 3000(R) Growth Index(5)....   5.17%    (3.15)%     N/A        (7.91)%
  (reflects no deduction for
  expenses, fees, or taxes)
S&P 500(R) Index(4)................   4.91%     0.54%      N/A        (1.16)%
  (reflects no deduction for
  expenses, fees, or taxes)

---------------

(1) The inception date for Olympus Fund is 12/29/95 and for Orion Fund is 6/30/00. Index comparisons begin 12/29/95 for Olympus Fund and 6/30/00 for Orion Fund.

(2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

(5) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at www.janus.com.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Janus manages both Olympus Fund and Orion Fund, and Janus Distributors LLC is the distributor of each Fund. In addition, the custodian, State Street Bank and Trust Company, and transfer agent, Janus Services LLC, are the same for both Olympus Fund and Orion Fund. Olympus Fund and Orion Fund have identical purchase, exchange, and redemption procedures. These common procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description can be found in the Funds' Prospectuses. It is expected that shareholders will continue to receive the same services as shareholders of Orion Fund as they currently do as shareholders of Olympus Fund.

  PURCHASES OF FUND SHARES

     Investors can purchase Fund shares directly through Janus by the following methods:

     - By calling Janus XpressLine at 1-888-979-7737, a 24-hour automated phone system;

     - By contacting a Janus representative at 1-800-525-3713 (TDD For the speech and hearing impaired, 1-800-525-0056);

     - By regular mail, Janus, P.O. Box 173375, Denver, Colorado 80217-3375;

     - By overnight mail, Janus, 720 S. Colorado Blvd., Suite 290A Denver, Colorado 80246-1929; or

     - Through www.janus.com.

     For investors who invest in the Funds through a financial intermediary or plan sponsor, contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements.

  MINIMUM INVESTMENT REQUIREMENTS

     The minimum investment is $2,500 per Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $100 per month. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these mini-mums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100.

  EXCHANGE RIGHTS

     An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a nonretirement account.

     - You may generally exchange shares of a fund for shares of any fund in the Trust.

     - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

     - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance.

     - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

     - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policies on excessive trading, see "Excessive Trading" in each Fund's Prospectus.

     - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

     - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, see "Closed Fund Policies" in each Fund's Prospectus.

     - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

     For investors who invest in the Funds through financial intermediaries or plan sponsors, contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  REDEMPTION PROCEDURES

     Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire. Redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer. Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee. If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Fund you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

     Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests.

  CALCULATION OF NET ASSET VALUE

     Olympus Fund and Orion Fund each calculate their respective net asset value per share (NAV) once each business day at the close of the regular trading session of the New York Stock Exchange (normally, 4:00 p.m. Eastern time).

PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of long-term growth of capital. The following is a summary of the principal risks associated with such securities and investment techniques. Additional information about these risks is included in Orion Fund's Prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks are included in Appendix C.

  SIMILAR RISK FACTORS OF THE FUNDS

     Common Stock and Market Risk. Because each Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. The value of a Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. The market as a whole may not favor the types of investments a Fund makes and a Fund may not be able to get an attractive price for them. If the value of a Fund's portfolio decreases, a Fund's NAV will also decrease, which means if you sell your shares in a Fund you may lose money.

     Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Growth companies may be expected to increase their earnings at a certain rate. Earnings disappointments in growth stocks often result in sharp price declines. Growth stocks may also be out of favor for certain periods in relation to value stocks.

     Foreign Investment Risk. Each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts, which may be sponsored or unsponsored) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These risks include currency risk, political and economic risk, regulatory risk, foreign markets risk, transaction costs and geographic risk. Investments in unsponsored depositary receipts may include those created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Foreign investment risk is greater for Orion Fund given its more significant exposure to foreign markets, including emerging markets.

     High-Yield Investment Risk. To the extent each Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond. In addition, some bonds may experience sudden and sharp price swings.

  PRIMARY DIFFERENCES IN RISK FACTORS OF THE FUNDS

     Nondiversification Risk. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Olympus Fund is classified as "diversified." Orion Fund is classified as "nondiversified." A fund classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified." This gives Orion Fund more flexibility to focus its investments in companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, Orion Fund's share price can be expected to fluctuate more than Olympus Fund. Such fluctuation, if significant, may affect the performance of Orion Fund and subject Orion Fund to greater risk than Olympus Fund.

     Foreign and Emerging Market Risk. Orion Fund has historically invested a greater portion of its assets in foreign markets, including emerging markets, than Olympus Fund. Such countries include, but are not limited to countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). As a result, its returns and NAV may be affected to a larger degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on Orion Fund's performance than it would on a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. The securities markets of emerging market countries may be smaller, less liquid, and subject to greater price volatility than those in the United States. As of June 30, 2006, Olympus Fund had 23.7% of its net assets invested in foreign stocks, of which 3.0% were in emerging markets, while Orion Fund had 37.1% of its net assets invested in foreign stocks, of which 20.6% were in emerging markets.

     Small and Mid Cap Investment Risk. Many attractive investment opportunities pursued by Orion Fund have historically been in smaller and mid-sized companies. Smaller and mid-sized companies may suffer more significant losses than larger or more established issuers because they may lack depth of manage-ment, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller and mid-sized companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   THE MERGER

THE PLAN

     Shareholders of Olympus Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates: (i) Orion Fund's acquisition of all of the assets of Olympus Fund in exchange solely for shares of Orion Fund and the assumption by Orion Fund of all of Olympus Fund's liabilities, if any, as of the Closing Date;
(ii) the distribution on the Closing Date of those shares to the shareholders of Olympus Fund; and (iii) the liquidation of Olympus Fund.

     The value of Olympus Fund's assets to be acquired and the amount of its liabilities to be assumed by Orion Fund and the NAV of a share of Olympus Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration of any dividends on the Closing Date, and will be determined in accordance with the valuation procedures described in the Trust's Amended and Restated Agreement and Declaration of Trust and the Funds' currently effective Prospectus and Statement of Additional Information. The Plan provides that Janus will bear all costs and expenses of the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The Closing Date is expected to be on or about October 31, 2006.

     As soon as practicable after the Closing Date, Olympus Fund will distribute pro rata to its shareholders of record the shares of Orion Fund it receives in the Merger, so that each shareholder of Olympus Fund will receive a number of full and fractional shares of Orion Fund equal in value to his or her holdings in Olympus Fund, and Olympus Fund will be liquidated.

     Such distribution will be accomplished by opening accounts on the books of Orion Fund in the names of the corresponding Olympus Fund shareholders and by transferring thereto the shares of Orion Fund previously credited to the account of

Olympus Fund on those books. Each shareholder account shall be credited with the pro rata number of Orion Fund's shares due to that shareholder. Accordingly, immediately after the Merger, each former shareholder of Olympus Fund will own shares of Orion Fund that will be equal to the value of that shareholder's shares of Olympus Fund as of the Closing Date. Any special options (for example, automatic investment plans on current Olympus Fund shareholder accounts) will automatically transfer to the new Fund accounts.

     The implementation of the Merger is subject to a number of conditions set forth in the Plan, including approval of the shareholders of Olympus Fund. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees (the "Trustees") if they determine that the Merger would disadvantage the Funds. Please review the Plan carefully.

REASONS FOR THE MERGER

     The Funds have the same investment objective and some overlap in portfolio holdings, as well as strategies and risks that are comparable in many respects, even considering the difference in classification of Orion Fund as a "nondiversified" fund and Olympus Fund as a "diversified" fund. Both pursue companies demonstrating aggressive growth traits and rely on a go-anywhere approach to find them. Merging the two Funds should therefore allow an Olympus Fund shareholder to maintain exposure to high-growth areas of the market while also potentially benefiting from Orion Fund's nondiversified investment strategy. Merging the Funds would also provide a larger asset base for Orion Fund that should result in an expense ratio that is equal to or lower than the current expense ratio of either Fund.

     Janus met with the Trustees and counsel to the Funds and independent counsel to the independent Trustees on June 14, 2006 and July 5, 2006 to discuss Janus' proposal to merge the Funds. At each meeting, the independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting of the Trustees held on July 5, 2006, the Trustees determined that (1) the Merger is in the best interests of the shareholders of Olympus Fund and Orion Fund; and (2) the Plan should be approved by the Trustees and submitted to shareholders of Olympus Fund for approval. In making these determinations, the Trustees considered the following factors, among others:

          (1) the potential benefits of the Merger to shareholders of each Fund;

          (2) the compatibility of the Funds' investment objectives, strategies and risks; the extent of the overlap of portfolio holdings between the Funds; and the effect of the Merger on Olympus Fund shareholders who now are invested in a diversified fund, but after the Merger would be invested in a nondiversified fund;

          (3) the relative size and investment performance of the Funds;

          (4) the historic and pro forma combined expense ratios and other information regarding the fees and expenses of the Funds, including the expected elimination of some expenses and a resulting expense ratio that is equal to or lower than the current expense ratio of either Fund;

          (5) the greater efficiency, in terms of portfolio management and operations, of managing a single Fund rather than two separate Funds;

          (6) whether the Merger would dilute the interests of either Fund's current shareholders;

          (7) the tax consequences of the Merger to the respective Funds and their shareholders, including the expected tax-free nature of the Merger;

          (8) the fact that, since July 1, 2006, the Funds have had the same portfolio manager;

          (9) the potential benefits of the Merger to Janus and its affiliates; and

        (10) the fact that Janus agreed to pay all costs associated with the Merger.

     Based on these considerations, among others, the Trustees concluded that:
(1) the Merger is in the best interests of Olympus Fund and Orion Fund and their respective shareholders and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger. Accordingly, the Trustees approved the Plan.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN TO AUTHORIZE THE MERGER.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Merger, the Trust will receive a legal opinion from Goodwin Procter LLP to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of Olympus Fund solely in exchange for shares of Orion Fund and the assumption by Orion Fund of all liabilities of Olympus Fund, and the distribution of such shares to the shareholders of Olympus Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; Orion Fund and Olympus Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     - no gain or loss will be recognized by Olympus Fund on the transfer of the assets of Olympus Fund to Orion Fund in exchange for Orion Fund shares or the assumption by Orion Fund of all liabilities of Olympus Fund or upon the distribution of Orion Fund shares to Olympus Fund shareholders in exchange for their shares of Olympus Fund;

     - the tax basis of Olympus Fund's assets acquired by Orion Fund will be the same to Orion Fund as the tax basis of such assets to Olympus Fund immediately prior to the Merger, and the holding period of the assets of Olympus Fund in the hands of Orion Fund will include the period during which those assets were held by Olympus Fund;

     - no gain or loss will be recognized by Orion Fund upon the receipt of the assets of Olympus Fund solely in exchange for Orion Fund shares and the assumption by Orion Fund of all liabilities of Olympus Fund;

     - no gain or loss will be recognized by shareholders of Olympus Fund upon the receipt of Orion Fund shares by such shareholders, provided such shareholders receive solely Orion Fund shares (including fractional shares) in exchange for their Olympus Fund shares; and

     - the aggregate tax basis of Orion Fund shares, including any fractional shares, received by each shareholder of Olympus Fund pursuant to the Merger will be the same as the aggregate tax basis of Olympus Fund shares held by such shareholder immediately prior to the Merger, and the holding period of Orion Fund shares, including fractional shares, to be received by each shareholder of Olympus Fund will include the period during which Olympus Fund shares exchanged therefor were held by such shareholder (provided that Olympus Fund shares were held as a capital asset on the date of the Merger).

     The receipt of such an opinion is a condition to the consummation of the Merger. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Merger, and the IRS is not bound by advice of counsel. If the transfer of the assets of Olympus Fund in exchange for Orion Fund shares and the assumption by Orion Fund of all liabilities of Olympus Fund do not constitute a tax-free reorganization, each Olympus Fund shareholder generally will recognize a gain or loss equal to the difference between the value of Orion Fund shares such shareholder acquires and the tax basis of such shareholder's Olympus Fund shares.

     Shareholders of Olympus Fund should consult their tax advisers regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Olympus Fund should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

     As of October 31, 2005, Olympus Fund had accumulated capital loss carryforwards of $1,684,106,645. After the Merger, these losses may be available to Orion Fund, which had accumulated capital loss carryforwards of $548,470,090, to offset its capital gains. The final amount of the accumulated capital loss carryforwards for Olympus Fund and Orion Fund is subject to change and will not be determined until the time of the Merger. After and as a result of the Merger, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, Orion Fund may not be able to use some or all of these losses as quickly as each Fund may have used these losses in the absence of the Merger, and part of these losses may not be useable at all. The Board of Trustees of the Trust took this factor into account in concluding that the proposed Merger would be in the best interests of the Funds and their shareholders.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of June 30, 2006 for Olympus Fund and Orion Fund, as well as pro forma capitalization giving effect to the proposed Merger:

                                                 NET
                                             ASSET VALUE     SHARES
FUND                          NET ASSETS      PER SHARE    OUTSTANDING
----                        --------------   -----------   -----------
Janus Olympus Fund........  $2,217,780,821      31.86       69,603,089
Janus Orion Fund..........   1,024,410,720       8.97      114,147,203
PRO FORMA AFTER MERGER
Janus Orion Fund..........   3,242,191,541       8.97      361,448,332

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

  INVESTMENT ADVISER

     Janus, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to both of the Funds. Janus is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus provides certain administrative and other services, and is responsible for the other business affairs of the Funds. Janus (together with its predecessors) has served as investment adviser to mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

     Janus furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus and/or its affiliates serve as officers of the Trust and Janus provides office space for the Funds and pays all or a portion of the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus.

     From its own assets, Janus or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus and/or its affiliates.

     Janus or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. In addition, Janus or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

     The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

  MANAGEMENT FEES

     Each Fund pays Janus an investment advisory fee which is calculated daily and paid monthly at the annual rate of 0.64% of average daily net assets. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds pay. Each Fund incurs expenses not assumed by Janus, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses.

     The basis for the Trustees' approval of the investment advisory agreement for Orion Fund is contained in Orion Fund's unaudited Semiannual Report to shareholders dated April 30, 2006.

  PORTFOLIO MANAGER

     The portfolio manager for each Fund is Ron Sachs. Mr. Sachs is Executive Vice President and Portfolio Manager of Orion Fund, which he has managed since its inception, and Executive Vice President and Portfolio Manager of Olympus Fund, which he has managed since July 1, 2006. Mr. Sachs was Portfolio Manager of Janus Triton Fund from February 2005 to January 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

     Orion Fund's Statement of Additional Information dated February 28, 2006, which is incorporated by reference herein, provides information about the structure and method of Mr. Sach's compensation.

  TRUSTEES AND OFFICERS

     The following individuals comprise the Board of Trustees of the Trust of which each Fund is a series: Thomas H. Bailey, Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger, and Linda S. Wolf. Eight of the Trustees are not "interested" persons of Janus or the Trust, as that term is defined under the 1940 Act. The officers of the Trust are disclosed in each Fund's Statement of Additional Information.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.

  CHARTER DOCUMENTS

     Each Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time ("Trust Instrument"). The following is a summary of certain provisions of the Trust Instrument and is qualified in its entirety by reference to the Trust Instrument.

     Shares. As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

     All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Fund's Prospectus.

     Shareholder Meetings. The Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the Trust Instrument, the 1940 Act or in compliance with any regulatory order. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Special meetings may be called for a specific fund or for the Trust for purposes such as election of Trustees, when required by the Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the Trust Instrument, special meetings of shareholders of the Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their Fund. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

     Trustee Liability. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Fund with which such person dealt for payment under such credit, contract, or claim.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Shareholders of Olympus Fund will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Olympus Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions), in accordance with applicable law, in favor of adjournment if they determine additional solicitation is warranted and in the interests of Olympus Fund's shareholders.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or the Merger. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the Merger.

     Approval of the Merger will require the affirmative vote of a "majority of the outstanding voting securities" of Olympus Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

SHARE OWNERSHIP

     On the Record Date, there were 69,255,384 outstanding shares of Olympus Fund with a per share net asset value of $30.29. On the Record Date, there were 115,079,374 outstanding shares of Orion Fund with a net asset value of $8.52. Only shareholders of Olympus Fund vote on the Merger. Shareholders of Orion Fund will not vote on the Merger. As of July 14, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of Olympus Fund.

     Beneficial owners of 5% or more of the outstanding shares of Olympus Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of Olympus Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.

NAME AND ADDRESS OF BENEFICIAL OWNER    NUMBER OF SHARES   PERCENT OF FUND
------------------------------------    ----------------   ---------------
Charles Schwab & Co., Inc.............     10,592,299           15.3%
For the exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services Co........      5,620,113            8.1%
For the exclusive Benefit of Customers
P.O. Box 3730
Church Street Station
New York, NY 10007

SOLICITATION OF PROXIES

     Janus will pay for all costs related to the Merger, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus or its affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

     Janus has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $600,000, plus any out-of-pocket expenses. Such expenses will be paid by Janus. Among other things, D.F. King will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of Olympus Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus for their expenses to the extent Janus or Olympus Fund would have directly borne those expenses.

     As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of D.F. King. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Olympus Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Olympus Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card(s) in the mail. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The D.F. King representative may read any recommendation set forth in this Proxy Statement/Prospectus. The D.F. King representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-800-628-8528 immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). (You must have a valid social security number on file for your account in Olympus Fund in order to vote through telephone touch-tone voting.) Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). (You must have a valid social security number on file for your account in Olympus Fund in order to vote through Internet voting.) Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact D.F. King at 1-800-628-8528. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the Merger described in this Proxy Statement/Prospectus.

     Shares Held by Accounts of Insurance Companies. Shares of Olympus Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus or the Funds is attached as Appendix D to this Proxy Statement/Prospectus.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Olympus Fund and Orion Fund are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust Instrument and the Trust's Amended and Restated Bylaws. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in Olympus Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Olympus Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of Olympus Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by Olympus Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before Olympus Fund began to print and mail this Proxy Statement/Prospectus in order to be included in this Proxy Statement/Prospectus. A proposal submitted for inclusion in Olympus Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement/Prospectus relates must be received by Olympus Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before Olympus Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement/Prospectus. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees are not aware of any matter that will be presented for action at the Meeting other than the matters described in this Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

                             AVAILABLE INFORMATION

INFORMATION AVAILABLE THROUGH THE SEC

     Olympus Fund and Orion Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the

Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

INFORMATION AVAILABLE THROUGH JANUS

     You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713 or notifying the Funds' transfer agent, Janus Services LLC ("Janus Services"), in writing at 151 Detroit Street, Denver, Colorado 80206. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports, including a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. The Annual Report to shareholders of the Funds, including financial statements, has previously been sent to shareholders. Other information is also available from financial intermediaries that sell shares of the Funds. The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Proxy Statement/Prospectus by reference.

     To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at 151 Detroit Street, Denver, Colorado 80206.

SHAREHOLDER INQUIRIES

     Shareholder inquiries regarding this Proxy Statement/Prospectus may be addressed to our proxy solicitor, D.F. King & Co., Inc., by calling 1-800-628-8528.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY TELEPHONE OR INTERNET PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Chief Executive Officer and President
                                          of
                                          Janus Investment Fund

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of July, 2006, by and between Janus Investment Fund, a Massachusetts business trust (the "Trust"), on behalf of Janus Olympus Fund, a series of the Trust (the "Predecessor Fund"), Janus Orion Fund, a series of the Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").


     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1  Subject to the terms and conditions herein set forth, the Trust shall
(i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) cause the Successor Fund to deliver to the Trust full and fractional New Shares of the Successor Fund, having a net asset value equal to the value of the net assets of the shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in Article 2 and (iii) assume all liabilities of the Predecessor

Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.3 The Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the New Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.  CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be October 31, 2006, or such date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206, or at such other time and/or place as the parties may agree.

     2.2 The Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor

Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

          (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full corporate power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date; and

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vi)) for the execution and delivery of this

     Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

          (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full corporate power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) the net asset value per share of the Successor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date; and

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the Trust on behalf of each of the Predecessor Fund and the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) The Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the New Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

          (iv) All representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

          (v) The Trust on behalf of the Predecessor Fund and the Successor Fund shall have received a favorable opinion of Goodwin Procter LLP satisfactory to counsel for the Trust, to the effect that, for federal income tax purposes:

             (a) The acquisition by the Successor Fund of the assets of the Predecessor Fund in exchange for the Successor Fund's assumption of the liabilities of the Predecessor Fund and issuance of the New Shares, followed by the distribution by the Predecessor Fund of such the New Shares to the shareholders of the Predecessor Fund in exchange for their shares of the Predecessor Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the

        Code, and the Predecessor Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

             (b) No gain or loss will be recognized to the Predecessor Fund (i) upon the transfer of its assets to the Successor Fund in exchange for the New Shares or (ii) upon the distribution of the New Shares to the shareholders of the Predecessor Fund as contemplated in paragraph 1 hereof;

             (c) No gain or loss will be recognized to the Successor Fund upon the receipt of the assets of the Predecessor Fund in exchange for the assumption of liabilities and Obligations and issuance of the New Shares as contemplated in paragraph 1 hereof;

             (d) The tax basis of the assets of the Predecessor Fund acquired by the Successor Fund will be the same as the basis of those assets in the hands of the Predecessor Fund immediately prior to the transfer, and the holding period of the assets of the Predecessor Fund in the hands of the Successor Fund will include the period during which those assets were held by the Predecessor Fund;

             (e) The shareholders of the Predecessor Fund will recognize no gain or loss upon the exchange of all of their shares of the Predecessor Fund for the New Shares;

             (f) The tax basis of the New Shares to be received by each shareholder of the Predecessor Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Predecessor Fund surrendered in exchange therefor;

             (g) The holding period of the New Shares to be received by the shareholders of the Predecessor Fund will include the period during which the shares of the Predecessor Fund surrendered in exchange therefor were held, provided such shares of the Predecessor Fund were held as a capital asset on the date of the exchange.

             (h) Successor Fund will succeed to and take into account the items of Predecessor Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          (vi) The shareholders of the Predecessor Fund shall have approved this Agreement and Plan of Reorganization at a special meeting of the shareholders of the Predecessor Fund.

5.  EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Janus Capital.

6.  ENTIRE AGREEMENT

     The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Agreement inadvisable.

8.  AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust of the Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund and the Successor Fund.

     10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.


ATTEST                             JANUS INVESTMENT FUND
                                   For and on behalf of Janus Olympus Fund

Name:  /s/ Sue Vreeland Sander     By: /s/ Stephanie Grauerholz-Lofton
       -------------------------      ------------------------------------
       Asst. Secretary                Name: Stephanie Grauerholz-Lofton
                                      Title: Vice President and Secretary

ATTEST                             JANUS INVESTMENT FUND
                                   For and on behalf of Janus Orion Fund

Name:  /s/ Sue Vreeland Sander     By: /s/ Kelley A. Howes
       -------------------------      ------------------------------------
       Asst. Secretary                Name: Kelley A. Howes
                                      Title: President and Chief Executive
                                             Officer

ATTEST                             JANUS CAPITAL MANAGEMENT LLC

Name:  /s/ John H. Bluher          By: /s/ David R. Martin
       -------------------------      ------------------------------------
       Secretary                      Name: David R. Martin
                                      Title: Chief Financial Officer and
                                             Executive Vice President

                                                                      APPENDIX B

                      INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS:

     With respect to 75% of its total assets, Olympus Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more that 10% of the outstanding voting securities of such issuer being held by the Fund.

     Each Fund may not:

     - Invest 25% or more of the value of its total assets in any particular industry (other than US Government securities).

     - Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

     - Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     - Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

     - Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

     - Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation, (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS:

     Non-fundamental investment restrictions and policies of the Funds are substantially similar:

     - The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

     - The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     - A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

     - The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     - The Funds may not invest in companies for the purpose of exercising control of management.

                                                                      APPENDIX C

                 OTHER INVESTMENT TECHNIQUES AND RELATED RISKS
                                  OF THE FUNDS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described below. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. Additional information regarding these investment techniques and risks is included in each Fund's Statement of Additional Information. These securities and strategies may include:

EQUITY AND DEBT SECURITIES

     BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

     BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

     CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

     COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

     CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

     DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

     DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

     EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

     EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

     FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

     HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

     INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

     MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

     MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

     MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

     PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

     PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

     PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

     REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

     RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

     STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

     STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

     STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

     TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

     U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

     VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

     WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

     ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

     CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

     EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks. There is no guaranteed return of principal with these securities. The appreciation potential of these securities is limited by a maximum payment or call right and can be influenced by many unpredictable factors.

     FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

     FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

     INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

     INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

     INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

     OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

     PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

     REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

     SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

ILLIQUID INVESTMENTS

     Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

FOREIGN SECURITIES

     Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

SPECIAL SITUATIONS

     Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

SECURITIES LENDING

     The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

                                                                      APPENDIX D

                                 LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

     This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

     In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

     In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 9, 2006

                          ACQUISITION OF THE ASSETS OF

                               JANUS OLYMPUS FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                                JANUS ORION FUND


     This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined proxy statement and prospectus (the "Proxy Statement/Prospectus") dated August 9, 2006, describing the Agreement and Plan of Reorganization under which shareholders of Janus Olympus Fund will receive shares of Janus Orion Fund (the "Merger").



     This SAI is not a Prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated August 9, 2006, relating to the Merger. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Janus Capital Management LLC ("Janus") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-3713. Each of the following documents are incorporated by reference to this SAI:


          (i) the Statement of Additional Information of Janus Olympus Fund and Janus Orion Fund dated February 28, 2006, as supplemented, which includes audited financial statements of Janus Olympus Fund and Janus Orion Fund for the 12-month period ended October 31, 2005;

          (ii) the Annual Report for Janus Olympus Fund and Janus Orion Fund for the fiscal year ended October 31, 2005; and

          (iii) the unaudited Semiannual Report for Janus Olympus Fund and Janus Orion Fund for the fiscal period ended April 30, 2006.

FINANCIAL STATEMENTS

     Historical financial information regarding Janus Olympus Fund and Janus Orion Fund is included in the Annual Report of Janus Investment Fund, dated October 31, 2005 and the unaudited Semiannual Report of Janus Investment Fund, dated April 30, 2006, which are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

     The following pro forma combined financial statements are intended to show the financial condition and related results of operations resulting from the proposed merger of Olympus Fund and Orion Fund as if the merger occurred on the dates presented. Please see the accompanying notes for additional information about the pro forma financial statements.

                       PRO FORMA SCHEDULE OF INVESTMENTS

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
COMMON STOCK -- 96.5%
ADVERTISING SALES -- 0.5%
 Lamar Advertising Co.*...........       349,435                       349,435   $   19,215,431                    $   19,215,431
AEROSPACE AND DEFENSE -- 1.0%
 Boeing Co. ......................       419,960                       419,960       35,045,662                        35,045,662
AGRICULTURAL CHEMICALS -- 1.0%
 Potash Corporation of
   Saskatchewan, Inc. (U.S.
   Shares)........................       380,045                       380,045       35,982,661                        35,982,661
AGRICULTURAL OPERATIONS -- 0.1%
 BrasilAgro -- Companhia
   Brasileira de Propriedades
   Agricolas......................                        5,300          5,300                    $    2,507,570        2,507,570
APPAREL MANUFACTURERS -- 1.2%
 Coach, Inc.*.....................       724,460                       724,460       23,921,669                        23,921,669
 Quiksilver, Inc.*,#..............     1,244,295                     1,244,295       17,009,513                        17,009,513
                                                                                                                       40,931,182
APPLICATIONS SOFTWARE -- 0.9%
 Citrix Systems, Inc.*............       415,425                       415,425       16,583,766                        16,583,766
 Quest Software, Inc.*,#..........       783,515                       783,515       13,484,293                        13,484,293
                                                                                                                       30,068,059
AUTOMOTIVE -- CARS AND LIGHT
 TRUCKS -- 1.3%
 BMW A.G.**,#.....................       446,264                       446,264       24,293,868                        24,293,868
 Nissan Motor Company, Ltd. ......     1,570,600                     1,570,600       20,648,911                        20,648,911
                                                                                                                       44,942,779
BEVERAGES -- WINE AND
 SPIRITS -- 0.8%
 Davide Campari -- Milano S.P.A...                    2,860,628      2,860,628                        27,969,655       27,969,655
BROADCAST SERVICES AND
 PROGRAMMING -- 0.2%
 Liberty Global, Inc. -- Class
   A*.............................                      259,455        259,455                         5,373,313        5,373,313
BUILDING -- MOBILE HOME AND
 MANUFACTURED HOMES -- 0.4%
 Thor Industries, Inc. ...........       293,600                       293,600       14,820,928                        14,820,928
BUILDING -- RESIDENTIAL AND
 COMMERCIAL -- 1.4%
 Pulte Homes, Inc. ...............       577,560                       577,560       21,571,866                        21,571,866
 Desarrolladora Homex S.A.
   (ADR)*,#.......................       340,620        381,940        722,560       13,052,558       14,635,940       27,688,498
 Rossi Residencial S.A. ..........                       98,500         98,500                         1,038,333        1,038,333
                                                                                                                       50,298,697
CASINO HOTELS -- 0.7%
 Harrah's Entertainment, Inc. ....       295,055                       295,055       24,088,290                        24,088,290
CASINO SERVICES -- 0.8%
 Scientific Games Corp. -- Class
   A*,#...........................       760,705                       760,705       28,975,253                        28,975,253
CELLULAR
 TELECOMMUNICATIONS -- 1.6%
 China Mobile, Ltd. ..............     3,537,500                     3,537,500       20,577,206                        20,577,206
 America Movil S.A. de
   C.V. -- Series L (ADR)*........                      960,000        960,000                        35,433,600       35,433,600
                                                                                                                       56,010,806
CHEMICALS -- SPECIALTY -- 0.7%
 Cytec Industries, Inc.#..........                      420,860        420,860                        25,449,404       25,449,404

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
COMMERCIAL BANKS -- 2.4%
 Mizuho Financial Group, Inc. ....         3,998                         3,998       34,093,514                        34,093,514
 Banco Marcro Bansud S.A.
   (ADR)*.........................                      495,425        495,425                        11,478,997       11,478,997
 Banco Nossa Caixa S.A. ..........                      711,000        711,000                        16,046,047       16,046,047
 Finansbank A.S.*.................                    4,178,657      4,178,657                        21,801,689       21,801,689
                                                                                                                       83,420,247
COMMERCIAL SERVICES -- 2.0%
 CoStar Group, Inc.*..............       351,488        487,775        839,263       19,841,498       27,534,899       47,376,397
 Park24 Company, Ltd. ............       640,200                       640,200       23,164,484                        23,164,484
                                                                                                                       70,540,881
COMMERCIAL
 SERVICES -- FINANCE -- 0.2%
 Moody's Corp. ...................       134,845                       134,845        8,361,738                         8,361,738
COMPUTER SERVICES -- 0.5%
 Ceridian Corp.*..................       727,075                       727,075       17,617,027                        17,617,027
COMPUTERS -- 1.2%
 Apple Computer, Inc.*............       115,210                       115,210        8,109,632                         8,109,632
 Research In Motion, Ltd. (U.S.
   Shares)*,#.....................       206,600        230,715        437,315       15,831,758       17,679,690       33,511,448
                                                                                                                       41,621,080
COMPUTERS -- MEMORY
 DEVICES -- 1.9%
 EMC Corp.*.......................     1,923,395                     1,923,395       25,985,066                        25,985,066
 SanDisk Corp.*...................       659,430                       659,430       42,091,417                        42,091,417
                                                                                                                       68,076,483
COSMETICS AND TOILETRIES -- 0.6%
 Procter & Gamble Co. ............       356,215                       356,215       20,735,275                        20,735,275
DATA PROCESSING AND
 MANAGEMENT -- 0.7%
 NAVTEQ Corp.*,#..................       621,370                       621,370       25,799,282                        25,799,282
DIAGNOSTIC KITS -- 3.0%
 Dade Behring Holdings, Inc.#.....       778,776      1,871,865      2,650,641       30,372,264       73,002,734      103,374,998
DIVERSIFIED MINERALS -- 0.7%
 Caemi Mineracao e Metalurgica
   S.A. ..........................                   13,670,230     13,670,230                        25,152,699       25,152,699
E-COMMERCE/PRODUCTS -- 1.0%
 Submarino S.A. (GDR)*............       193,300         83,000        276,300       10,352,471        4,445,190       14,797,661
 Submarino S.A.*..................       265,600        412,660        678,260        7,190,417       11,171,677       18,362,094
                                                                                                                       33,159,755
E-COMMERCE/SERVICES -- 1.7%
 eBay, Inc.*......................       605,320                       605,320       20,829,061                        20,829,061
 IAC/InterActiveCorp*,#...........                    1,391,769      1,391,769                        40,180,371       40,180,371
                                                                                                                       61,009,432
ELECTRONIC
COMPONENTS -- SEMICONDUCTORS -- 2.3%
 Advanced Micro Devices, Inc.*....       366,485                       366,485       11,855,790                        11,855,790
 Broadcom Corp. -- Class A*,#.....       550,855                       550,855       22,645,649                        22,645,649
 PMC-Sierra, Inc.*,#..............     1,182,935                     1,182,935       14,703,882                        14,703,882
 MIPS Technologies, Inc.*.........                      628,150        628,150                         4,654,592        4,654,592
 Texas Instruments, Inc.#.........       418,055        378,085        796,140       14,510,689       13,123,330       27,634,019
                                                                                                                       81,493,932
ELECTRONIC FORMS -- 1.1%
 Adobe Systems, Inc.*.............       972,230                       972,230       38,111,416                        38,111,416

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
ELECTRONIC MEASURING
 INSTRUMENTS -- 0.8%
 Trimble Navigation, Ltd.*,#......       138,354        467,890        606,244        6,555,213       22,168,628       28,723,841
ENERGY -- ALTERNATE
 SOURCES -- 0.4%
 Suntech Power Holdings Company,
   Ltd. (ADR) *,#.................       380,300                       380,300       13,040,487                        13,040,487
ENGINEERING -- RESEARCH AND
 DEVELOPMENT SERVICES -- 1.0%
 ABB, Ltd.*,#.....................                    2,460,267      2,460,267                        35,112,664       35,112,664
ENTERTAINMENT SOFTWARE -- 0.3%
 UbiSoft Entertainment S.A.*,#....                      190,677        190,677                         9,449,173        9,449,173
ENTERPRISE
 SOFTWARE/SERVICES -- 1.4%
 SAP A.G. (ADR)**,#...............       896,610                       896,610       48,981,804                        48,981,804
ENTERTAINMENT SOFTWARE -- 1.0%
 Electronic Arts, Inc.*...........       601,425                       601,425       34,160,940                        34,160,940
FINANCE -- CREDIT CARD -- 1.7%
 American Express Co. ............       451,595                       451,595       24,300,327                        24,300,327
 Credit Saison Company, Ltd. .....       644,600                       644,600       33,796,707                        33,796,707
                                                                                                                       58,097,034
FINANCE -- INVESTMENT
 BANKERS/BROKERS -- 4.2%
 Goldman Sachs Group, Inc. .......       137,715                       137,715       22,074,337                        22,074,337
 Merrill Lynch & Company, Inc. ...       400,110                       400,110       30,512,389                        30,512,389
 Mitsubishi UFJ Securities
   Company, Ltd. .................     1,313,000                     1,313,000       20,686,971                        20,686,971
 Nikko Cordial Corp. .............     1,018,000                     1,018,000       16,477,179                        16,477,179
 optionsXpress Holdings, Inc. ....       695,760                       695,760       21,916,440                        21,916,440
 UBS A.G.**,#.....................       284,577                       284,577       33,730,704                        33,730,704
                                                                                                                      145,398,020
FINANCE -- MORTGAGE LOAN
 BANKER -- 0.7%
 Fannie Mae.......................       486,030                       486,030       24,593,118                        24,593,118
FINANCE -- OTHER SERVICES -- 3.0%
 Chicago Mercantile Exchange
   Holdings, Inc.#................        41,825         62,060        103,885       19,155,850       28,423,480       47,579,330
 Deutsche Boerse A.G.**,#.........       311,293                       311,293       45,026,421                        45,026,421
 MarketAxess Holdings, Inc.*......                    1,001,720      1,001,720                        11,179,195       11,179,195
                                                                                                                      103,784,946
FOOD -- RETAIL -- 2.3%
 Whole Foods Market, Inc. ........     1,155,474                     1,155,474       70,922,994                        70,922,994
 Wild Oats Markets, Inc.*,#.......       530,681                       530,681        9,117,100                         9,117,100
                                                                                                                       80,040,094
FOOD -- WHOLESALE/DISTRIBUTION -- 0.7%
 Sysco Corp.#.....................       777,745                       777,745       23,246,798                        23,246,798
HAZARDOUS WASTE DISPOSAL -- 0.6%
 Stericycle, Inc.*,#..............       319,270                       319,270       21,020,737                        21,020,737
HOME FURNISHINGS -- 0.6%
 Tempur-Pedic International,
   Inc.*,#........................                    1,303,305      1,303,305                        20,579,186       20,579,186
HOTELS AND MOTELS -- 1.2%
 Four Seasons Hotels, Inc. .......       762,355                       762,355       41,182,417                        41,182,417
INSURANCE BROKERS -- 0.6%
 Marsh & McLennan Companies,
   Inc.#..........................       732,500                       732,500       22,465,775                        22,465,775

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
INTERNET
CONTENT -- INFORMATION/NEWS -- 0.3%
 CNET Networks, Inc.*,#...........                      835,179        835,179                         9,003,230        9,003,230
INTERNET INFRASTRUCTURE
 SOFTWARE -- 0.3%
 TIBCO Software, Inc.*,#..........     1,039,960                     1,039,960        8,964,455                         8,964,455
INTERNET SECURITY -- 0.5%
 McAfee, Inc.*,#..................       699,225                       699,225       18,242,780                        18,242,780
INVESTMENT MANAGEMENT AND ADVISORY
 SERVICES -- 1.3%
 National Financial Partners
   Corp.#.........................                      848,945        848,945                        44,145,140       44,145,140
MEDICAL -- BIOMEDICAL AND
 GENETIC -- 5.1%
 Celgene Corp.*...................     2,549,272      1,228,370      3,777,642      107,477,308       51,788,078      159,265,386
 Genentech, Inc.*.................       242,310                       242,310       19,314,530                        19,314,530
                                                                                                                      178,579,916
MEDICAL -- DRUGS -- 3.8%
 Cubist Pharmaceuticals, Inc.*....       695,145                       695,145       15,758,937                        15,758,937
 Merck & Company, Inc. ...........     1,009,100                     1,009,100       34,733,222                        34,733,222
 Roche Holding A.G.**.............       377,310        168,756        546,066       58,017,269       25,948,854       83,966,123
                                                                                                                      134,458,282
MEDICAL -- GENERIC DRUGS -- 1.8%
 Teva Pharmaceutical Industries,
   Ltd. (ADR)#....................     1,084,650        428,390      1,513,040       43,928,325       17,349,795       61,278,120
MEDICAL -- HMO -- 1.2%
 Coventry Health Care, Inc.*......       392,985                       392,985       19,519,565                        19,519,565
 UnitedHealth Group, Inc. ........       460,692                       460,692       22,914,820                        22,914,820
                                                                                                                       42,434,385
MEDICAL INSTRUMENTS -- 2.3%
 Boston Scientific Corp.*,#.......       798,685                       798,685       18,561,439                        18,561,439
 Intuitive Surgical, Inc.*........       249,735        152,081        401,816       31,716,345       19,314,287       51,030,632
 Kyphon, Inc.*,#..................       277,025                       277,025       11,510,389                        11,510,389
                                                                                                                       81,102,460
MEDICAL PRODUCTS -- 1.4%
 Johnson & Johnson................       244,675                       244,675       14,340,402                        14,340,402
 Varian Medical Systems,
   Inc.*,#........................       684,915                       684,915       35,875,847                        35,875,847
                                                                                                                       50,216,249
MULTI-LINE INSURANCE -- 0.8%
 Assurant, Inc. ..................                      554,210        554,210                        26,696,296       26,696,296
NETWORKING PRODUCTS -- 1.3%
 Cisco Systems, Inc.*.............     1,726,842                     1,726,842       36,177,340                        36,177,340
 Juniper Networks, Inc. *,#.......       566,035                       566,035       10,460,327                        10,460,327
                                                                                                                       46,637,667
OIL COMPANIES -- EXPLORATION AND
 PRODUCTION -- 0.9%
 EOG Resources, Inc.#.............       260,860        203,950        464,810       18,320,198       14,323,409       32,643,607
OIL
 COMPANIES -- INTEGRATED -- 0.3%
 Amerada Hess Corp.#..............                       76,830         76,830                        11,007,434       11,007,434
PRINTING -- COMMERCIAL -- 1.3%
 VistaPrint, Ltd.*,#..............                    1,383,900      1,383,900                        44,257,122       44,257,122
PUBLISHING -- NEWSPAPERS -- 0.7%
 Dow Jones & Company, Inc.#.......       638,835                       638,835       23,617,730                        23,617,730

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
RADIO -- 0.7%
 XM Satellite Radio Holdings,
   Inc. -- Class A *,#............       559,165        684,455      1,243,620       11,306,316       13,839,680       25,145,996
REAL ESTATE
 MANAGEMENT/SERVICES -- 0.3%
 Mitsubishi Estate Company,
   Ltd. ..........................       416,000                       416,000        9,097,089                         9,097,089
REIT -- MORTGAGES -- 1.5%
 CapitalSource, Inc.#.............                    2,156,342      2,156,342                        50,674,037       50,674,037
RETAIL -- APPAREL AND SHOE -- 0.7%
 Nordstrom, Inc.#.................       640,935                       640,935       24,567,039                        24,567,039
RETAIL -- DISCOUNT -- 0.7%
 Wal-Mart Stores, Inc. ...........       552,765                       552,765       24,891,008                        24,891,008
RETAIL -- DRUG STORE -- 0.4%
 CVS Corp. .......................       517,275                       517,275       15,373,413                        15,373,413
RETAIL -- RESTAURANTS -- 0.2%
 Chipotle Mexican Grill,
   Inc. -- Class A*,#.............                       39,235         39,235                         2,047,675        2,047,675
 Tim Hortons, Inc.(U.S.
   Shares)*,#.....................       133,385                       133,385        3,621,403                         3,621,403
                                                                                                                        5,669,078
SCHOOLS -- 0.7%
 Apollo Group, Inc. -- Class
   A*,#...........................       417,795                       417,795       22,828,319                        22,828,319
SEMICONDUCTOR
 COMPONENTS/INTEGRATED
 CIRCUITS -- 0.4%
 Cypress Semiconductor Corp.*,#...       869,670                       869,670       14,923,537                        14,923,537
SEMICONDUCTOR EQUIPMENT -- 0.5%
 ASM Lithography Holding N.V.
   (U.S. Shares)*,**,#............       743,460                       743,460       15,724,179                        15,724,179
SOAP AND CLEANING
 PREPARATIONS -- 0.6%
 Reckitt Benckiser PLC**..........       538,650                       538,650       19,635,314                        19,635,314
STEEL -- PRODUCERS -- 1.1%
 Arcelor Brasil S.A. .............                    2,118,722      2,118,722                        39,085,193       39,085,193
STEEL -- SPECIALTY -- 0.3%
 Companhia Siderurgica Nacional
   S.A. (ADR)#....................                      255,689        255,689                         9,002,810        9,002,810
STORAGE AND WAREHOUSING -- 0.7%
 Mobile Mini, Inc.*...............                      757,860        757,860                        24,994,223       24,994,223
SUGAR -- 0.6%
 Bajaj Hindusthan, Ltd. ..........                    1,459,110      1,459,110                        16,779,765       16,779,765
 Bajaj Hindusthan, Ltd. (GDR)
   (144A) sec.....................                      335,300        335,300                         3,854,676        3,854,676
                                                                                                                       20,634,441
TELECOMMUNICATION SERVICES -- 1.1%
 NeuStar, Inc. -- Class A*,#......                      907,250        907,250                        31,844,475       31,844,475
 Time Warner Telecom,
   Inc. -- Class A*,#.............       482,000                       482,000        8,083,140                         8,083,140
                                                                                                                       39,927,615
THERAPEUTICS -- 2.2%
 Neurocrine Biosciences, Inc.*....       642,369                       642,369       36,846,286                        36,846,286
 United Therapeutics Corp.*.......       408,925        234,460        643,385       24,351,484       13,962,093       38,313,577
                                                                                                                       75,159,863
TRANSPORTATION -- MARINE -- 0.4%
 Alexander & Baldwin, Inc.#.......                      289,145        289,145                        14,419,661       14,419,661

                                            SHARES OR PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------------   ------------------------------------------------
                                       JANUS          JANUS        PRO FORMA         JANUS            JANUS          PRO FORMA
                                      OLYMPUS         ORION       JANUS ORION       OLYMPUS           ORION         JANUS ORION
AS OF APRIL 30, 2006                    FUND           FUND           FUND            FUND             FUND             FUND
--------------------                ------------   ------------   ------------   --------------   --------------   --------------
TRANSPORTATION -- RAILROAD -- 0.3%
 All America Latina Logistica
   (GDR)..........................                      190,500        190,500                        12,049,787       12,049,787
TRANSPORTATION -- SERVICES -- 2.5%
 C.H. Robinson Worldwide, Inc.#...       690,155                       690,155       30,608,374                        30,608,374
 FedEx Corp. .....................                      189,450        189,450                        21,811,379       21,811,379
 United Parcel Service,
   Inc. -- Class B................       439,755                       439,755       35,650,938                        35,650,938
                                                                                                                       88,070,691
WEB HOSTING/DESIGN -- 0.5%
 Equinix, Inc.*...................                      275,340        275,340                        18,144,906       18,144,906
WEB PORTALS/INTERNET SERVICE
 PROVIDERS -- 2.7%
 Answers Corp.*...................                       22,735         22,735                           275,094          275,094
 Yahoo!, Inc.*....................     2,198,520        674,215      2,872,735       72,067,486       22,100,767       94,168,253
                                                                                                                       94,443,347
WIRELESS EQUIPMENT -- 2.0%
 Crown Castle International
   Corp.*,#.......................     1,008,275        196,465      1,204,740       33,928,454        6,611,047       40,539,501
 QUALCOMM, Inc. ..................       574,635                       574,635       29,501,761                        29,501,761
                                                                                                                       70,041,262
TOTAL COMMON STOCK (COST
 $2,596,046,953)..................    61,123,630     51,678,817    112,802,447    2,306,895,681    1,070,922,969    3,377,818,650
MONEY MARKET -- 1.4%
 Janus Institutional Cash Reserves
   Fund, 4.83% (cost
   $50,000,000)...................    50,000,000                    50,000,000       50,000,000                        50,000,000
PREFERRED STOCK -- 0.7%
ELECTRONIC
COMPONENTS -- SEMICONDUCTORS -- 0.7%
 Samsung Electronics Company, Ltd.
   (cost $18,295,111).............        48,870                        48,870       26,476,431                        26,476,431
OTHER SECURITIES -- 16.2%
 State Street Navigator Securities
   Lending Prime Portfolio + (cost
   $566,985,535)..................   316,899,102    250,086,433    566,985,535      316,899,102      250,086,433      566,985,535
TIME DEPOSIT -- 1.1%
 ING Financial ETD 4.86%, 5/1/06
   (cost $37,000,000).............    19,900,000     17,100,000     37,000,000       19,900,000       17,100,000       37,000,000
TOTAL INVESTMENTS (TOTAL COST
 $3,268,327,599) -- 115.9%........   447,971,602    318,865,250    766,836,852    2,720,171,214    1,338,109,402    4,058,280,616
LIABILITIES, NET OF CASH,
 RECEIVABLES AND OTHER
 ASSETS -- -15.9%.................                                                 (302,136,913)    (255,882,516)    (558,019,429)
NET ASSETS -- 100%................                                                2,418,034,301    1,082,226,886    3,500,261,187

       PRO FORMA SUMMARY OF INVESTMENTS BY COUNTRY, AS OF APRIL 30, 2006

                                                              PRO FORMA       PRO FORMA
                          JANUS OLYMPUS     JANUS ORION      JANUS ORION     JANUS ORION
                               FUND             FUND             FUND           FUND
                          --------------   --------------   --------------   -----------
                                                                                % OF
                                                                             INVESTMENT
COUNTRY                                        VALUE                         SECURITIES
-------                   ------------------------------------------------   -----------
Argentina...............                   $   11,478,997   $   11,478,997        0.3%
Bermuda.................                       44,257,122       44,257,122        1.1%
Brazil..................  $   17,542,888      120,499,306      138,042,194        3.4%
Canada..................      96,618,239       17,679,690      114,297,929        2.8%
Cayman Islands..........      13,040,487                        13,040,487        0.3%
France..................                        9,449,173        9,449,173        0.2%
Germany.................     118,302,093                       118,302,093        2.9%
Hong Kong...............      20,577,206                        20,577,206        0.5%
India...................                       20,634,441       20,634,441        0.5%
Israel..................      43,928,325       17,349,795       61,278,120        1.5%
Italy...................                       27,969,655       27,969,655        0.7%
Japan...................     157,964,855                       157,964,855        3.9%
Mexico..................      13,052,558       50,069,540       63,122,098        1.5%
Netherlands.............      15,724,179                        15,724,179        0.4%
South Korea.............      26,476,431                        26,476,431        0.7%
Switzerland.............      91,747,973       61,061,518      152,809,491        3.8%
Turkey..................                       21,801,689       21,801,689        0.5%
United Kingdom..........      19,635,314                        19,635,314        0.5%
United States...........   2,085,560,666      935,858,476    3,021,419,142       74.5%
                          --------------   --------------   --------------      -----
Total...................  $2,720,171,214   $1,338,109,402   $4,058,280,616      100.0%
                          ==============   ==============   ==============      =====

        PRO FORMA FORWARD CURRENCY CONTRACTS, OPEN AS OF APRIL 30, 2006

                                                                       PRO FORMA
                                   JANUS OLYMPUS     JANUS ORION      JANUS ORION
                                        FUND             FUND             FUND
                                   --------------   --------------   --------------
                                   CURRENCY UNITS   CURRENCY UNITS   CURRENCY UNITS
CURRENCY SOLD AND SETTLEMENT DATE       SOLD             SOLD             SOLD
---------------------------------  --------------   --------------   --------------
British Pound 6/28/06...........      4,600,000            --           4,600,000
British Pound 8/10/06...........        400,000            --             400,000
Euro 6/28/06....................     28,750,000            --          28,750,000
Euro 10/19/06...................     10,500,000            --          10,500,000
Swiss Franc 6/28/06.............     57,500,000            --          57,500,000
Swiss Franc 8/10/06.............      4,000,000            --           4,000,000
                                     ----------          ----          ----------

                                                                       PRO FORMA
                                   JANUS OLYMPUS     JANUS ORION      JANUS ORION
                                        FUND             FUND             FUND
                                   --------------   --------------   --------------
                                   CURRENCY VALUE   CURRENCY VALUE   CURRENCY VALUE
CURRENCY SOLD AND SETTLEMENT DATE    IN $ U.S.        IN $ U.S.        IN $ U.S.
---------------------------------  --------------   --------------   --------------
British Pound 6/28/06..........     $  8,394,145        $  --         $  8,394,145
British Pound 8/10/06..........          730,440           --              730,440
Euro 6/28/06...................       36,408,001           --           36,408,001
Euro 10/19/06..................       13,385,163           --           13,385,163
Swiss Franc 6/28/06............       46,680,489           --           46,680,489
Swiss Franc 8/10/06............        3,262,057           --            3,262,057
                                    ------------        -----         ------------
Total..........................     $108,860,295                      $108,860,295

                                                                      PRO FORMA
                                   JANUS OLYMPUS    JANUS ORION      JANUS ORION
                                       FUND             FUND             FUND
                                   -------------   --------------   --------------
                                    UNREALIZED                        UNREALIZED
CURRENCY SOLD AND SETTLEMENT DATE   GAIN/(LOSS)                      GAIN/(LOSS)
---------------------------------  -------------                    --------------
British Pound 6/28/06..........     $  (167,735)       $  --         $  (167,735)
British Pound 8/10/06..........         (35,396)          --             (35,396)
Euro 6/28/06...................        (828,151)          --            (828,151)
Euro 10/19/06..................        (198,160)          --            (198,160)
Swiss Franc 6/28/06............        (503,169)          --            (503,169)
Swiss Franc 8/10/06............        (163,299)          --            (163,299)
                                    -----------        -----         -----------
Total..........................     $(1,895,910)                     $(1,895,910)

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                            JANUS        JANUS                     PRO FORMA
                                           OLYMPUS       ORION                    JANUS ORION
AS OF APRIL 30, 2006                         FUND         FUND      ADJUSTMENTS      FUND
--------------------                      ----------   ----------   -----------   -----------
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)
ASSETS:
  Investments at cost(1)................  $2,192,514   $1,075,813                 $3,268,327
  Investments at value(1)...............  $2,720,171   $1,338,109                 $4,058,280
    Cash................................       1,090        1,354                      2,444
    Cash denominated in foreign
      currency(2).......................         587           --                        587
    Receivables:
      Investments sold..................      29,746           --                     29,746
      Fund shares sold..................       1,106        1,828                      2,934
      Dividends.........................       1,756           84                      1,840
      Interest..........................          81           56                        137
  Other assets..........................          16            5                         21
Total Assets............................   2,754,553    1,341,436                  4,095,989

LIABILITIES:
  Payables:
    Collateral for securities loaned
      (Note 3)..........................     316,899      250,086                    566,985
    Investments purchased...............      14,072        6,823                     20,895
    Fund shares repurchased.............       1,445          476                      1,921
    Dividends and distributions.........          --           --                         --
    Advisory fees.......................       1,274          550                      1,824
    Transfer agent fees and expenses....         553          212                        765
    Non-interested Trustees' fees and
      expenses..........................           2            1                          3
    Foreign tax liability...............          27          949                        976
  Accrued expenses......................         351          112                        463
  Forward currency contracts............       1,896           --                      1,896
Total Liabilities.......................     336,519      259,209                    595,728
Net Assets..............................  $2,418,034   $1,082,227                 $3,500,261
Net Assets Consist of:
  Capital (par value and
    paid-in-surplus)....................  $3,418,918   $1,324,824                 $4,743,742
  Undistributed net investment
    income/(loss).......................         124        2,579                      2,703
  Undistributed net realized gain/(loss)
    from investments and foreign
    currency transactions...............  (1,526,781)    (506,526)                (2,033,307)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency
    translations(3).....................     525,773      261,350                    787,123
Total Net Assets........................  $2,418,034   $1,082,227                 $3,500,261
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized).........      70,953      114,120     184,153(4)     369,226
Net Asset Value Per Share...............  $    34.08   $     9.48

---------------

(1) Investments at cost and value include $307,516,553 and $243,484,769 of securities loaned for Janus Olympus Fund and Janus Orion Fund, respectively.

(2) Includes cost of $574,272 for Janus Olympus Fund.

(3) Net of foreign taxes on investments of $26,574 and $948,727 for Janus Olympus Fund and Janus Orion Fund, respectively.

(4) Reflects new shares issued. (Calculation: Total Net Assets/Net Asset Value Per Share)

                 PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

                                                JANUS       JANUS                     PRO FORMA
                                               OLYMPUS      ORION                    JANUS ORION
FOR THE 12 MONTH PERIOD ENDED APRIL 30, 2006     FUND        FUND      ADJUSTMENTS      FUND
--------------------------------------------   --------   ----------   -----------   -----------
(ALL NUMBERS IN THOUSANDS)
INVESTMENT INCOME:
  Interest...................................  $  1,689    $  1,305                   $  2,994
  Securities lending income..................       427         273                        700
  Dividends..................................    17,362      13,361                     30,723
  Foreign tax withheld.......................      (555)       (290)                      (845)
TOTAL INVESTMENT INCOME......................    18,923      14,649                     33,572
EXPENSES:
  Advisory fees..............................    14,815       4,870                     19,685
  Transfer agent fees and expenses...........     6,274       2,043        (100)(1)      8,217
  Registration fees..........................        15          36         (10)(1)         41
  Postage and mailing expenses...............       346         117         (46)(1)        417
  Custodian fees.............................        76          84          (7)(1)        153
  Professional fees..........................        33         (91)        (33)(1)        (91)
  Non-interested Trustees' fees and
    expenses.................................        73          29                        102
  Printing Expenses..........................       415         263         (68)(1)        610
  Other expenses.............................       401         190         (40)(1)        551
TOTAL EXPENSES...............................    22,448       7,541        (304)        29,685
EXPENSE AND FEE OFFSET.......................      (330)       (123)                      (453)
NET EXPENSES.................................    22,118       7,418        (304)        29,232
NET INVESTMENT INCOME/(LOSS).................    (3,195)      7,231         304          4,340
Net Realized and Unrealized Gain/(Loss) on
  Investments:
  Net realized gain/(loss) from securities
    transactions.............................   324,457      84,611                    409,068
  Net realized gain/(loss) from foreign
    currency transactions....................     3,889         (87)                     3,802
  Change in net unrealized appreciation or
    depreciation of investments and foreign
    currency translations(2).................   208,021     170,095                    378,116
NET GAIN/(LOSS) ON INVESTMENTS...............   536,367     254,619                    790,986
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................  $533,172    $261,850       $ 304       $795,326

---------------

(1) Reflects adjustment in expenses due to elimination of duplicative services.

(2) Net of foreign taxes on investments of $26,574 and $948,727 for Janus Olympus Fund and Janus Orion Fund, respectively.

     The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of Janus Olympus Fund (Selling Fund) by Janus Orion Fund (Acquiring Fund) as if the acquisition had taken place as of April 30, 2006. The unaudited pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2006. The unaudited pro forma schedule of investments, and statement of assets and liabilities reflect the financial position of the Acquiring Fund and Selling Fund, as well as pro forma combined of the Acquiring Fund, at April 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Selling Fund for the 12 month period ended April 30, 2006. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for both the Acquiring and Selling Fund under accounting principles generally accepted in the United States of America in the investment company industry. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity in the event the termination is consummated and the results of operations of the Acquiring Fund for pre-combination periods will not be restated.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

ADR............................       American Depositary Receipt

GDR............................       Global Depositary Receipt

144A...........................       Securities sold under Rule 144A of the
Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold
                                      without registration under the 1933 Act.

U.S. Shares....................       Securities of foreign companies trading on
                                      an American Stock Exchange
---------------

 *   Non-income producing security.

** A portion of this holding has been segregated to cover margin or segregation requirements on open forward currency contracts.

 # Loaned security, a portion or all of the security is on loan as of April 30, 2006.

 + The security is purchased with the cash collateral received from Securities on Loan (See Note 3 below).

SEC. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                              ACQUISITION   ACQUISITION                VALUE AS A %
                                 DATE          COST         VALUE      OF NET ASSETS
                              -----------   -----------   ----------   -------------
JANUS ORION FUND
Bajaj Hindusthan, Ltd.
  (GDR)(144A)...............    1/27/06     $2,722,636    $3,854,676       0.4%

     Aggregate collateral segregated to cover margin or segregation requirements on open forward currency contracts as of April 30, 2006 for Janus Olympus Fund is $162,878,399.

     Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTE 1 -- PLAN OF REORGANIZATION

     On July 5, 2006, the Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization (the "Plan") and authorized the submission of the Plan to Shareholders for approval. If the Plan is approved by Shareholders the Selling Fund (Janus Olympus Fund) will merge into the Acquiring Fund (Janus Orion Fund). Janus Orion Fund will acquire all of the assets of Janus Olympus Fund, subject to the liabilities of Janus Olympus Fund, in exchange for a number of shares of Janus Orion Fund equal in value to the net assets of Janus Olympus Fund at the time of the Merger. The Merger will be accounted for as a tax-free merger of investment companies.

     The accompanying unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are included in their respective annual reports dated October 31, 2005 and incorporated by reference in the Statement of Additional Information.

NOTE 2 -- INVESTMENT VALUATION

     Both Janus Olympus Fund and Janus Orion Fund follow the following investment valuation policy. Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

FORWARD CURRENCY TRANSACTIONS

     The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

     Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTE 3 -- SECURITIES LENDING

     Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

     The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or otherwise in compliance with applicable regulation. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

     State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended, relating to money market funds.

     As of April 30, 2006, the Funds had on loan securities valued as indicated:

Janus Olympus Fund $307,516,553
Janus Orion Fund $243,484,769

     As of April 30, 2006, the Funds received cash collateral for securities lending activity as indicated:

Janus Olympus Fund $316,899,102
Janus Orion Fund $250,086,433

     As of April 30, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio.

     The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

     The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES

     The Funds may invest in money market funds, including funds managed by Janus Capital. During the 12 month period ended April 30, 2006, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                            PURCHASES        SALES      DIVIDEND    VALUE AT
                           SHARES/COST    SHARES/COST    INCOME      5/31/06
                           ------------   -----------   --------   -----------
Janus Institutional
  Cash Reserves Fund
Janus Olympus Fund.......  $ 50,000,000   $        --   $ 25,932   $50,000,000
Janus Orion Fund.........    50,000,000    50,000,000     79,918            --
                           ------------   -----------   --------   -----------
                           $100,000,000   $50,000,000   $105,850   $50,000,000
                           ============   ===========   ========   ===========

NOTE 5 -- CAPITAL SHARES

     The unaudited pro forma net asset value per share assumes additional shares of the Acquiring Fund issued in connection with the proposed acquisition of the Selling Fund as of April 30, 2006. The number of additional shares issued was calculated by dividing the value of the assets, net of liabilities, of the Selling Fund by the net asset value of the Acquiring Fund.

NOTE 6 -- UNAUDITED PRO FORMA ADJUSTMENTS

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the Merger had taken place on April 30, 2006. The Selling Fund's expenses were adjusted assuming the Acquiring Fund's fee and expense structure was in effect for the 12 month period ended April 30, 2006 and for estimated reductions due to the elimination of duplicate expenses. No adjustments to securities positions were required to present the pro forma financial statements.

NOTE 7 -- MERGER COSTS

     Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Funds, will bear all costs in connection with the Merger.

NOTE 8 -- FEDERAL INCOME TAXES

     No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

     The Acquiring Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward which may offset the Acquiring Fund's capital gains in any given year may be limited as a result of the Merger.